UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3131 Harvard Ave., Suite 104 Dallas, Texas	75205
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 453-0145

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 20, 2014, Green Brick Partners, Inc., a Delaware corporation, held a conference call to discuss the financial results for the quarter ended September 30, 2014 for JBGL Builder Finance LLC and certain subsidiaries of JBGL Capital, LP. A copy of the transcript from the conference call (the “Transcript”) is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	November 20, 2014 conference call Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Brick Partners, Inc.

By:	/s/ James R. Brickman
Name:	James R. Brickman
Title:	Chief Executive Officer

Date: November 21, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	November 20, 2014 conference call Transcript.